Exhibit 99.1

AMENDMENT NO. 4 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "Amendment"), dated as of March 14, 2016, is by and among INSPERITY, INC., a Delaware corporation ("Borrower"), each of the financial institutions which is or may from time to time become a party to the Agreement (hereinafter defined) (collectively, "Lenders", and each a "Lender "), and ZB, N.A. dba AMEGY BANK (successor in interest by merger), as agent (the "Agent").

RECITALS:

A.    Borrower, Lenders and Agent entered into that certain Credit Agreement dated as of September 15, 2011, as amended by that certain Amendment No. 1 to Credit Agreement dated as of December 7, 2012, Amendment No. 2 to Credit Agreement dated as of December 1, 2014, and Amendment No. 3 to Credit Agreement dated as of February 6, 2015 (as amended, the "Agreement").

B.    Pursuant to the Agreement, (a) Insperity Holdings, Inc., a Delaware corporation, Insperity Retirement Services, L.P., a Delaware limited partnership, Administaff Partnerships Holding, Inc., a Delaware corporation, Insperity Business Services, L.P., a Delaware limited partnership, Insperity Services, L.P., a Delaware limited partnership, Administaff Partnerships Holding II, Inc., a Delaware corporation, Insperity GP, Inc., a Delaware corporation, Insperity Support Services, L.P., a Delaware limited partnership, Insperity Enterprises, Inc., a Texas corporation, Administaff Companies, Inc., a Delaware corporation, Administaff Partnerships Holding III, Inc., a Delaware corporation, Insperity PEO Services, L.P., a Delaware limited partnership, Insperity Insurance Services, L.L.C., a Delaware limited liability company, Insperity Expense Management, Inc., a California corporation, and Insperity Employment Screening, L.L.C., a Delaware limited liability company (collectively, "Closing Date Guarantors") executed those certain Guaranty Agreements dated as of September 15, 2011 (collectively, the "Closing Date Guaranty Agreements") pursuant to which Closing Date Guarantors guaranteed to Agent and Lenders the payment and performance of the Obligations (as defined in the Agreement), and (b) Insperity Payroll Services, L.L.C., a Delaware limited liability company ("IPS", and collectively with the Closing Date Guarantors, the "Guarantors") executed that certain Guaranty Agreement dated as of February 17, 2012 ("IPS-Guaranty Agreement", and collectively with the Closing Date Guaranty Agreements, the "Guaranty Agreements") pursuant to which IPS guaranteed to Agent and Lenders the payment and performance of the Obligations.

C.    Effective with the closing of this Amendment, Branch Banking & Trust Company is becoming a Lender under the Agreement.

D.    Borrower, Lenders and Agent now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

Definitions

Section 1.1.    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.

ARTICLE II.

Amendments

Section 2.1.    Amendment to Recitals. Effective as of the date hereof, the first paragraph of the Recital contained in the Agreement is amended to read in its entirety as follows:

Borrower has requested that Lenders extend credit to Borrower in the form of a revolving line of credit in the amount of $200,000,000.00 (which may be increased upon the terms and conditions hereinafter set forth to $250,000,000.00 and which includes a swing line in the amount of $10,000,000.00). Lenders are willing to make such extensions of credit to Borrower upon the terms and conditions hereinafter set forth.

Section 2.2.    Amendment to Certain Definitions. Effective as of the date hereof, (a) the definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:

"Combined Commitments" means, at any time, the sum of the Commitments of all Lenders at such time. The Combined Commitments shall be $200,000,000.00 as of March 14, 2016.

"EBITDA" means for Borrower and its Subsidiaries, on a consolidated basis for any period, the sum of (a) Operating Income for such period, plus (b) depreciation and amortization for such period, plus (c) non-cash stock based compensation expense for such period, plus (d) Interest Income for such period, plus (e) extraordinary or non-recurring expenses or charges, in an aggregate amount not to exceed $15,000,000.00 during the term of this Agreement, incurred in connection with any transaction or other strategic events approved by the board of directors of Borrower, including any related advisory fees, during such period, plus (f) any non-

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cash write-off for impairment of long lived assets (including goodwill, intangible assets and fixed assets such as property, plant and equipment), or of deferred financing fees or investments in debt and equity securities during such period, plus (g) any non-cash impact of accounting changes or restatements during such period, plus (h) expenses associated with prepaid software-as-a-service (SaaS) product implementations during such period, provided such amount shall not exceed $2,000,000.00 during any consecutive four (4) quarter period; provided, however, that the amounts of each of the items set forth in the clauses above shall include, for the first twelve (12) months after any Acquisition, the actual historical amounts of such items for any Person which is acquired by Borrower or any Subsidiary in such Acquisition.

"Floating Thirty Day LIBOR Rate" means, as of any day, the rate per annum offered for Dollar deposits in an amount comparable to the principal amount of the outstanding Alternate Base Rate Loans for a period of thirty (30) days as of 11:00 a.m. City of London, England time two (2) Business Days prior to such day as quoted on that page of the Reuters or Bloomberg System ("Bloomberg") reporting service (as then being used by Agent to obtain such interest rate quotes) that displays the London interbank offered rate administered by Intercontinental Exchange Group (ICE) Benchmark Administration Limited ("ICE") (or the successor thereto) for such Dollar deposits; provided, however, that if such rate is not available on Bloomberg or Reuters, then such offered rate shall be otherwise independently determined by Agent from an alternate, substantially similar independent source available to Agent and recognized in the banking industry. Notwithstanding the foregoing, under no circumstances will the Floating Thirty Day LIBOR Rate be less than zero percent (0.0%).

"LIBOR Rate" means, for any LIBOR Loan, for any Interest Period therefor, (a) the rate per annum quoted on that page of the Reuters or Bloomberg reporting service (as then being used by Agent to obtain such interest rate quotes) that displays the London interbank rate administered by Intercontinental Exchange Group (ICE) Benchmark Administration Limited ("ICE") (or the successor thereto) for Dollar deposits in an amount comparable to the outstanding principal amount of such LIBOR Loan for a period of time equal to such Interest Period as of 11:00 a.m. City of London, England time two (2) London Business Days prior to the first date of such Interest Period; provided, however, that if such rate is not available on Bloomberg or Reuters, then such rate shall be otherwise independently determined by Agent from an alternate, substantially similar independent source available to Agent and recognized in the banking industry; divided by (b) one (1) minus the Reserve Requirement. Notwithstanding the foregoing, under no circumstances will the LIBOR Rate be less than zero percent (0.0%).

"Revolving Notes" means the promissory notes executed by Borrower payable to each Lender or its registered assigns, in substantially the form of Exhibit "A", properly completed, as the same may be renewed, extended or modified, and

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all promissory notes executed by Borrower in renewal, extension, modification or substitution thereof.

"Swing Note" means the promissory note executed by Borrower payable to Swing Lender or its registered assigns, in substantially the form of Exhibit "B", as the same may be renewed, extended or modified, and all promissory notes executed by Borrower in renewal, extension, modification or substitution thereof.

(b)    the following definitions shall be added to Section 1.1 of the Agreement in proper alphabetical order:

"Code" means the Internal Revenue Code of 1986, as amended.

"Excluded Taxes" means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) withholding Taxes imposed on amounts payable to or for the account of such Recipient with respect to an applicable interest in a Loan or Commitment or otherwise under a Loan Document pursuant to a law in effect on the date on which (i) such Recipient becomes a party to this Agreement or acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 2.21(b)) or (ii) such Recipient changes its lending office, except in each case to the extent that, pursuant to Section 3.10, amounts with respect to such Taxes were payable either to such Recipient's assignor immediately before such Recipient became a party hereto or to such Recipient immediately before it changed its lending office, (c) Taxes attributable to such Recipient's failure to comply with Section 3.10(g), (d) any withholding Taxes imposed under FATCA, (e) Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.21(b)), and (f) any Taxes imposed on or with respect to a Participant or required to be withheld or deducted from a payment to a Participant.

"FATCA" means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement.

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"Foreign Lender" means a Lender that is not a U.S. Person.

"Indemnified Taxes" means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

"Loan Parties" means Borrower and Guarantors.

"Other Connection Taxes" means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

"Other Taxes" means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.21(b)).

"Participant Register" shall have the meaning given to such term in Section 12.15.

"Recipient" means (a) Agent, (b) any Lender and (c) Issuing Bank, as applicable.

"Register" shall have the meaning given to such term in Section 12.16.

"Taxes" or "Tax" means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

"U.S. Person" means any Person that is a "United States person" as defined in Section 7701(a)(30) of the Code.

"Withholding Agent" means any Loan Party and Agent.

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Section 2.3.    Amendment to Section 2.2. Effective as of the date hereof, the first sentence contained in Section 2.2 of the Agreement is amended to read in its entirety as follows:

The obligation of Borrower to repay the Revolving Advances made by each Lender shall be evidenced by a Revolving Note executed by Borrower, payable to such Lender or its registered assigns, in the principal amount of such Lender's Commitment.

Section 2.4.    Amendment to Section 2.21. Effective as of the date hereof, Section 2.21 of the Agreement is amended to read in its entirety as follows:

Section 2.21.    Mitigation Obligations; Replacement of Lenders.

(a)    Designation of a Different Lending Office. If any Lender requests compensation under Section 3.8, or Borrower is or will be required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.10, then such Lender shall (at the request of Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.8 or 3.10, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)    Replacement of Lenders. If (i) any Lender requests compensation under Section 3.5 or Borrower is or will be required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.10, or (ii) any Lender becomes a Defaulting Lender, then Borrower may, at its sole expense and effort, upon notice to such Lender and Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.16), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (1) Borrower shall have received the prior written consent of the Issuing Bank and, if such assignee is not already a Lender hereunder, Agent, which consent of the Issuing Bank and Agent (if applicable) shall not be unreasonably withheld, conditioned or delayed and (2) such Lender shall have received payment of an amount equal to the outstanding principal of its Revolving Advances, participations in Letters of Credit and Swing Exposure, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (including compensation due and owing under Section 3.5 and all amounts due and owing under Section 3.10),

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from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts).

Section 2.5.    Amendment to Section 3.1. Effective as of the date hereof, Section 3.1 of the Agreement is amended to read in its entirety as follows:

Section 3.1.    Method of Payment. Subject to Section 3.10(b), all payments of principal, interest and other amounts to be made by Borrower under this Agreement, the Notes or any other Loan Document shall be made to Agent at its designated office specified herein in immediately available funds, without setoff, deduction (other than for Taxes, as permitted under Section 3.10), or counterclaim, not later than 11:00 a.m. on the date that such payment shall become due (and each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Subject to Section 3.10(b), each payment received by Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, at such Lender's office designated herein; provided, however, in the event any Lender fails to fund any Revolving Advance required to be funded by it and Agent or another Lender or Lenders shall have funded such Revolving Advance on behalf of such Lender, any payment received by Agent for the account of such non-funding Lender shall not be distributed to such Lender until such Revolving Advance shall have been repaid in full to Agent or the Lender or Lenders who funded such Revolving Advance on behalf of such Lender. Whenever any payment under this Agreement, any Note or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next Business Day, and interest shall continue to accrue during such extension.

Section 2.6.    Amendment to Section 3.6. Effective as of the date hereof, clause (a) contained in Section 3.6 of the Agreement is amended to read in its entirety as follows:

(a)    If as a result of any Regulatory Change there shall be imposed, modified or deemed applicable any tax (other than any Indemnified Tax or Excluded Tax), reserve, special deposit, or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder or Issuing Bank's commitment to issue Letters of Credit hereunder, and the result shall be to increase the cost to Issuing Bank of issuing or maintaining any Letter of Credit or its commitment to issue Letters of Credit hereunder or reduce any amount receivable by Issuing Bank hereunder in respect of any Letter of Credit (which increase in cost or reduction in amount receivable, shall be the result of Issuing Bank=s reasonable allocation of the aggregate of such increases or reductions resulting from such event), then from time to time, subject to paragraphs (b) and (c) of this Section, Borrower shall pay to Issuing Bank such additional amount or amounts as will compensate Issuing Bank for such increased costs or reductions in amount.

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Section 2.7.    Amendment to Section 3.8. Effective as of the date hereof, clause (c) contained in Section 3.8 of the Agreement is amended to read in its entirety as follows:

(c) a Regulatory Change (including the imposition of a Reserve Requirement) or any change in law occurs which changes any Lender's basis of taxation (other than by imposing, changing the rate of, otherwise changing, or making any change related to any Indemnified Tax and/or Excluded Tax) with respect to LIBOR Loans or imposes reserve, capital or other similar requirements with respect thereto, then (x) such Lender shall notify Borrower of any such event, (y) Borrower shall promptly pay to such Lender such amounts as such Lender may determine (which determination shall be conclusive provided such determination is made on a reasonable basis) to be necessary to compensate such Lender for any increased costs incurred by such Lender or decreases in amounts receivable by such Lender which such Lender determines are attributable to any event described in clauses (a), (b) or (c) above, and (z) the obligation of such Lender to make or Continue LIBOR Loans or to Convert Alternate Base Rate Loans to LIBOR Loans shall terminate, and (i) all future Loans shall be Alternate Base Rate Loans and (ii) all outstanding Loans which are LIBOR Loans shall be Converted to Alternate Base Rate Loans on the last day of the current Interest Period therefor.

Section 2.8.    Addition of Section 3.10. Effective as of the date hereof, Section 3.10 shall be added to the Agreement and shall read in its entirety as follows:

Section 3.10    Taxes.

(a)	Defined Terms. For purposes of this Section 3.10, the term "Lender" includes Issuing Bank and the term "applicable law" includes FATCA.

(b)    Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings for Indemnified Tax applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding for Indemnified Tax been made.

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(c)    Payment of Other Taxes by Borrower. Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Agent, timely reimburse Agent for the payment of, any Other Taxes; provided that no payments shall be due pursuant to this paragraph (c) to the extent that such payment is duplicative of any payment otherwise made by a Loan Party pursuant to any other Section of this Agreement or any Loan Document.

(d)    Indemnification by Loan Parties. Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that no Loan Party shall be required to indemnify a Recipient with respect to any Indemnified Taxes unless such Recipient notifies the applicable Loan Party of the indemnification claim for such Indemnified Taxes no later than six months after the earlier of (i) the date on which the relevant Governmental Authority makes written demand upon the Recipient for payment of such Indemnified Taxes, and (ii) the date on which such Recipient has made payment of such Indemnified Taxes. For the avoidance of doubt, no indemnification payments shall be due to such Recipient under this paragraph (d) to the extent that such payment is duplicative of any payment otherwise made by a Loan Party to such Recipient pursuant to this Section 3.10, any other Section of this Agreement or any Loan Document. Notwithstanding anything to the contrary in this Agreement or any Loan Document, no Loan Party shall be required to indemnify, or pay any additional amounts to, any Recipient or any other Person pursuant to this Agreement or any other Loan Document (x) for or with respect to Indemnified Taxes, other than pursuant to this Section 3.10, or (y) for or with respect to any Excluded Taxes (or any Taxes that would be Excluded Taxes if all relevant Persons were Recipients). A certificate as to the amount of such payment or liability and setting forth in reasonable detail the basis and calculation of such payment or liability delivered to Borrower by a Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)    Indemnification by Lenders. Each Lender shall severally indemnify Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of Loan Parties to do so), (ii) any Taxes attributable to such Lender's failure to maintain a register of any participants to which it has sold a portion of the Obligations and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with any Loan Document, and any reasonable

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expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Agent to such Lender from any other source against any amount due to Agent under this paragraph (e).

(f)    Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.10, such Loan Party shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.

(g)    Status of Lenders. (i) Any Lender (which, solely for purposes of this Section 3.10(g), shall include Agent) that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Agent, at the time or times reasonably requested by Borrower or Agent, such properly completed and executed documentation reasonably requested by Borrower or Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Agent as will enable Borrower or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.10(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in such Lender's reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)    Without limiting the generality of the foregoing,

(A)    any Lender that is a U.S. Person shall deliver to Borrower and Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), properly completed and executed originals of IRS Form W‑9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

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(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), whichever of the following is applicable:

(i)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, properly completed and executed originals of IRS Form W‑8BEN or W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, properly completed and executed originals of IRS Form W‑8BEN or W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty;

(ii)    properly completed and executed originals of IRS Form W‑8ECI;

(iii)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate reasonably acceptable to Agent and Borrower to the effect that such Foreign Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) property completed and executed originals of IRS Form W‑8BEN or W-8BEN-E (as applicable); or

(iv)    to the extent a Foreign Lender is not the beneficial owner of the Obligations, properly completed and executed originals of IRS Form W‑8IMY, accompanied by IRS Form W‑8ECI, IRS Form W‑8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate reasonably acceptable to Agent and Borrower, IRS Form W‑9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate reasonably

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acceptable to Agent and Borrower on behalf of each such direct and indirect partner;

(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Taxes, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Agent to determine the withholding or deduction required to be made; and

(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Agent as may be necessary for Borrower and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender=s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), "FATCA" shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Agent in writing of its legal inability to do so.

(h)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.10 (including by the payment of additional amounts pursuant to this Section 3.10), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out‑of‑pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such

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indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after‑Taxes position than the indemnified party would have been in if the Taxes subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i)    Survival. Each party's obligations under this Section 3.10 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Combined Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 2.9.    Amendment to Section 12.15. Effective as of the date hereof, Section 12.15 of the Agreement is amended to read in its entirety as follows:

Section 12.15.    Consent to Participations. Any Lender shall have the right at any time and from time to time to sell or transfer one or more participation interests in the Notes and the indebtedness evidenced thereby to one or more purchasers ("Participants"), whether related or unrelated to such Lender, but such Person shall not be a "Lender" hereunder. Subject to Section 12.20, any Lender may provide to any one or more Participants or potential Participants any information, financial statements, data or knowledge such Lender may have about Borrower or about any other matter relating to the Obligations. Borrower further waives any and all notices of sale of participation interests and notices of repurchases of participation interests. Borrower agrees that the owners of any participation interests will be considered as the absolute owners of their interests in the Obligations and will have all the rights granted under the participation agreements or other agreements governing the sale of their participation interests, but such Participants shall not have any direct rights under this Agreement or the Loan Documents. Borrower waives all rights of offset or counterclaim that it may now or later have against Agent or against any Participant. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in the Loans or other obligations under the Loan Documents (the "Participant Register"); provided that no Lender shall have any obligation to

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disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. A Lender's Participant Register shall contain the following information as of each date: (1) the name and address of each Participant, (2) the principal amounts (and stated interest) of each Participant's interest in the Loans or other obligations under the Loan Documents, and (3) the name of Borrower and information that uniquely identifies this Agreement, and no Lender shall be obligated to maintain any other information on the Participant Register. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.

Section 2.10.    Amendment to Section 12.16. Effective as of the date hereof, the following paragraph shall be added to the end of Section 12.16 of the Agreement:

Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain at one of its offices in the United States a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The Register shall contain the following information as of each date: (1) the names and addresses of the Lenders, (2) the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender, and (3) the name of Borrower and information that uniquely identifies this Agreement, and Agent shall not be obligated to maintain any other information on the Register. The entries in the Register shall be conclusive absent manifest error, and Borrower, Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Notwithstanding anything to the contrary herein, no assignment shall be effective until recorded in the Register.

Section 2.11.    Amendment to Annexes. Effective as of the date hereof, Annex "I" (Commitments) to the Agreement is amended to conform in its entirety to Annex "A" to this Amendment.

Section 2.12.    Amendment to Exhibits. Effective as of the date hereof, (a) Exhibit "A" (Form of Revolving Note) to the Agreement is amended to conform in its entirety to Annex

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"B" to this Amendment, (b) Exhibit "B" (Form of Swing Note) to the Agreement is amended to conform in its entirety to Annex "C" to this Amendment, (c) Exhibit "C" (Form of Revolving Advance Request Form) to the Agreement is amended to conform in its entirety to Annex "D" to this Amendment, and (d) Exhibit "D" (Form of No Default Certificate) to the Agreement is amended to conform in its entirety to Annex "E" to this Amendment.

ARTICLE III.

Conditions Precedent

Section 3.1.    Conditions. The effectiveness of this Amendment is subject to the receipt by Agent of the following in form and substance satisfactory to Agent:

(a)    Certificate. A certificate of the Secretary or Assistant Secretary of Borrower (or another officer of Borrower reasonably acceptable to Agent) certifying (i) resolutions of the board of directors of Borrower which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party, and (ii) the names of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party as of the date hereof, together with specimen signatures of such officers.

(b)    Governmental Certificates. Certificates issued by the appropriate government officials of the state of organization or incorporation, as applicable, of Borrower and Guarantors as to the existence and good or active, as applicable, standing of Borrower and Guarantors.

(c)    Revolving Notes. The Revolving Notes executed by Borrower payable to each Lender or its registered assigns, respectively (which promissory notes are in renewal and increase of, but not in discharge or novation of, that certain promissory note executed by Borrower on February 6, 2015, in the original principal amount of $50,000,000.00 and payable to the order of ZB, N.A. dba Amegy Bank, as a Lender, that certain promissory note executed by Borrower on February 6, 2015, in the original principal amount of $50,000,000.00 and payable to the order of Bank of America, N.A., as a Lender and that certain promissory note executed by Borrower on February 6, 2015, in the original principal amount of $25,000,000.00 and payable to the order of Woodforest National Bank, as a Lender (collectively, the "Prior Revolving Notes"). Each Lender agrees to use commercially reasonable efforts to return its original Prior Revolving Note to Borrower within fifteen (15) days of the date of this Amendment.

(d)    Swing Note. The Swing Note executed by Borrower payable to Swing Lender or its registered assigns (which promissory note is in renewal of, but not in discharge or novation of, that certain promissory note executed by Borrower on September 15, 2011, in the original principal amount of $10,000,000.00 and payable to the order of Swing Lender

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(the "Prior Swing Note"). Swing Lender agrees to use commercially reasonable efforts to return the original Prior Swing Note to Borrower within fifteen (15) days of the date of this Amendment.

(e)    Fees and Expenses. (i) Evidence that the costs and expenses (including reasonable attorneys' fees) referred to in Section 5.3, to the extent invoiced prior to the date hereof have been paid in full by Borrower.

(ii)    Evidence that all fees referenced in the agent fee letter dated as of even date herewith between Borrower and Agent have been paid in full by Borrower.

(iii)    Evidence that all fees referenced in the lenders fee letter dated as of even date herewith between Borrower and Agent have been paid in full by Borrower.

(f)    Additional Information. Such additional documents, instruments and information as Agent has reasonably requested at least two (2) days prior to the date hereof.

Section 3.2.    Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct as of such earlier date, and (b) no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

ARTICLE IV.

Ratifications, Representations, and Warranties

Section 4.1.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders and Agent agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

Section 4.2.    Representations, Warranties and Agreements. Borrower hereby represents and warrants to Agent and Lenders that, as of the date hereof, (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Organizational Documents of Borrower, (b) the representations and warranties contained in Article VI of the Agreement as amended hereby, and all other Loan

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Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct as of such earlier date, (c) no Event of Default or Unmatured Event of Default has occurred and is continuing, (d) Borrower is indebted to Lenders pursuant to the terms of the Notes, as the same may have been renewed, modified, extended or rearranged, including, without limitation, any renewals, modifications and extensions made pursuant to this Amendment, and (e) Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Agent's or any Lender's performance under the Loan Documents.

ARTICLE V.

Miscellaneous

Section 5.1.    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely on them.

Section 5.2.    Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

Section 5.3.    Expenses. Borrower agrees that this Amendment is a Loan Document to which Section 12.1 of the Agreement shall apply.

Section 5.4.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

SECTION 5.5.    APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 5.6.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lenders, Agent and Borrower and their respective successors and assigns, except

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Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

Section 5.7.    Counterparts. This Amendment and the other Loan Documents may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment and/or any other Loan Document by a scanned PDF attached to an e-mail or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.8.    Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.9.    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.10.    On-line Banking. From time to time, Agent may (but shall not be required to) permit loan payments to be made through its online banking website. Agent may impose and change limitations on making online loan payments, such as minimum or maximum payment amounts, the types of accounts from which loan payments may be made, and the types of payments that may be made online (i.e., ordinary installment payments, principal-only payments, or other types of payments). Whether online payments are permitted, and Agent's applicable terms and restrictions if such payments are permitted, will be reflected in the features available online when a user logs into the online banking website.

Section 5.11.    Electronic Delivery of Documents. (a) The provisions of this Section shall be applicable in the event that Borrower delivers any (i) financial statements of Borrower or any other Person (the "Financial Statements"), or (ii) No Default Certificates (the Financial Statements, the No Default Certificates and any other documents or information regarding Borrower or any other Person delivered to Agent pursuant to the Agreement, collectively, the "Financial Information") in electronic form (by "email").

(b)    The Financial Information delivered in electronic form shall, for all purposes, be the same as if, and shall have the same validity, force and effect as if, such Financial Information had been delivered in paper or other tangible form. Each item of Financial Information delivered in electronic form shall be deemed to have been originally signed by Borrower for all purposes (including all purposes and interpretations of federal and state law), whether or not there is an electronic name or signature of Borrower thereon, and Borrower waives any right it may have to claim that the electronic documents are not original documents or valid documents.

(c)    Borrower shall deliver Financial Information to Agent in, and only in, a format that Agent may both retain in its own records (i.e. save as a file on its own system) and print. In the

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event that at any time, under the electronic format then currently used by Agent, Agent is unable to save or print Financial Information delivered in electronic form, Borrower shall no longer be permitted to deliver Financial Information in electronic form.

(d)    This Section constitutes an agreement between the parties to conduct transactions by electronic means pursuant the Texas Uniform Electronic Transactions Act, Chapter 43, Texas Business & Commerce Code (the "Act"), and the provisions of the Act shall be applicable to the delivery of Financial Information by Borrower to Agent in electronic form.

Section 5.12.    Document Imaging. Agent and Lenders shall be entitled, in their sole discretion, to image or make copies of all or any selection of the agreements, instruments, documents, and items and records governing, arising from or relating to any of Borrower's loans, including, without limitation, this Amendment and the Loan Documents, and Agent and Lenders may destroy or archive the paper originals. The parties hereto (a) waive any right to insist or require that Agent or any Lender produce paper originals, (b) agree that such images shall be accorded the same force and effect as the paper originals, (c) agree that Agent and Lenders are entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or other proceedings, and (d) further agree that any executed facsimile (faxed), scanned, or other imaged copy of this document or any Loan Document shall be deemed to be of the same force and effect as the original manually executed document.

Section 5.13.    FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, Borrower and Agent shall treat (and Lenders and Issuing Bank hereby authorize Borrower and Agent to treat) the Loans and the Agreement as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 5.14.    Dispute Resolution. This Section contains a jury waiver, arbitration clause and a class action waiver. This Section should be carefully read.

This dispute resolution provision shall supersede and replace any prior "Jury Waiver", "Judicial Reference", "Class Action Waiver", "Arbitration", "Dispute Resolution" or similar alternative dispute agreement or provision between or among the parties.

(a)    JURY TRIAL WAIVER; CLASS ACTION WAIVER. AS PERMITTED BY APPLICABLE LAW, EACH PARTY WAIVES ITS RIGHTS TO A TRIAL BEFORE A JURY IN CONNECTION WITH ANY DISPUTE (AS "DISPUTE" IS HEREINAFTER DEFINED), AND DISPUTES SHALL BE RESOLVED BY A JUDGE SITTING WITHOUT A JURY. IF A COURT DETERMINES THAT THIS PROVISION IS NOT ENFORCEABLE FOR ANY REASON, THEN AT ANY TIME PRIOR TO TRIAL OF THE DISPUTE, BUT NOT LATER THAN THIRTY (30) DAYS AFTER ENTRY OF THE ORDER DETERMINING THIS PROVISION IS UNENFORCEABLE, ANY PARTY SHALL BE ENTITLED TO MOVE THE COURT FOR AN ORDER COMPELLING ARBITRATION AND STAYING OR DISMISSING SUCH LITIGATION PENDING ARBITRATION ("ARBITRATION

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ORDER"). IF PERMITTED BY APPLICABLE LAW, EACH PARTY ALSO WAIVES THE RIGHT TO LITIGATE IN COURT OR ARBITRATE ANY CLAIM OR DISPUTE AS A CLASS ACTION, EITHER AS A MEMBER OF A CLASS OR AS A REPRESENTATIVE, OR TO ACT AS A PRIVATE ATTORNEY GENERAL.

(b)    ARBITRATION. If a claim, dispute, or controversy arises with respect to this Amendment or the Agreement, related agreements, or any other agreement or business relationship between the parties hereto whether or not related to the subject matter of this Amendment or the Agreement (all of the foregoing, a "Dispute"), and only if a jury trial waiver is not permitted by applicable law or ruling by a court, any party may require that the Dispute be resolved by binding arbitration before a single arbitrator. By agreeing to arbitrate a Dispute, each party gives up any right such party may have to a jury trial, as well as other rights such party would have in court that are not available or are more limited in arbitration, such as the rights to discovery and to appeal.

Arbitration shall be commenced by filing a petition with, and in accordance with the applicable arbitration rules of, JAMS or National Arbitration Forum ("Administrator") as selected by the initiating party. If the parties agree, arbitration may be commenced by appointment of a licensed attorney who is selected by the parties and who agrees to conduct the arbitration without an Administrator. Disputes include matters (i) relating to a deposit account, application for or denial of credit, enforcement of any of the obligations any party has to any other party, compliance with applicable laws and/or regulations, performance or services provided under any agreement by any party, (ii) based on or arising from an alleged tort, or (iii) involving any party's employees, agents, affiliates, or assigns. However, Disputes do not include the validity, enforceability, meaning, or scope of this arbitration provision and such matters may be determined only by a court. If a third party is a party to a Dispute, each party consents to including the third party in the arbitration proceeding for resolving the Dispute with the third party. Venue for the arbitration proceeding shall be at a location determined by mutual agreement of the parties or, if no agreement, in the city and state where lender or the bank is headquartered.

If a court orders arbitration of a Dispute, the party to the Dispute that did not seek the Arbitration Order shall commence arbitration. The party that sought the Arbitration Order may commence arbitration, but shall have no obligation to do so, and shall not in any way be adversely prejudiced by initiating or participating in litigation or electing not to commence arbitration. The arbitrator shall (i) hear and rule on appropriate dispositive motions for judgment on the pleadings, for failure to state a claim, or for full or partial summary judgment; (ii) render a decision and any award applying applicable law; (iii) give effect to any limitations period in determining any Dispute or defense; (iv) enforce the doctrines of compulsory counterclaim, res judicata, and collateral estoppel, if applicable; (v) with regard to motions and the arbitration hearing, apply rules of evidence governing civil cases; and (vi) apply the law of the state specified in the agreement giving rise to the Dispute. Filing of a petition for arbitration shall not prevent any party from (i) seeking and obtaining from a court of competent jurisdiction (notwithstanding ongoing arbitration) provisional or ancillary remedies including but not limited to injunctive relief, property preservation orders, foreclosure, eviction, attachment, replevin, garnishment, and/or the appointment of a receiver, (ii)

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pursuing non-judicial foreclosure, or (iii) availing itself of any self-help remedies such as setoff and repossession. The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration.

Judgment upon an arbitration award may be entered in any court having jurisdiction, except that, if the arbitration award exceeds $4,000,000.00, any party shall be entitled to a de novo appeal of the award before a panel of three arbitrators. To allow for such appeal, if the award (including Administrator, arbitrator, and attorney=s fees and costs) exceeds $4,000,000.00, the arbitrator will issue a written, reasoned decision supporting the award, including a statement of authority and its application to the Dispute. A request for de novo appeal must be filed with the arbitrator within thirty (30) days following the date of the arbitration award; if such a request is not made within that time period, the arbitration decision shall become final and binding. On appeal, the arbitrators shall review the award de novo, meaning that they shall reach their own findings of fact and conclusions of law rather than deferring in any manner to the original arbitrator. Appeal of an arbitration award shall be pursuant to the rules of the Administrator or, if the Administrator has no such rules, then the JAMS arbitration appellate rules shall apply.

Arbitration under this provision concerns a transaction involving interstate commerce and shall be governed by the Federal Arbitration Act, 9 U.S.C. ' 1 et seq. This arbitration provision shall survive any termination, amendment, or expiration of this Amendment or the Agreement. If the terms of this provision vary from the Administrator=s rules, this arbitration provision shall control.

(c)    RELIANCE. Each party (i) certifies that no one has represented to such party that the other parties would not seek to enforce jury and class action waivers in the event of suit, and (ii) acknowledges that it and the other parties have been induced to enter into this Amendment or the Agreement by, among other things, the mutual waivers, agreements, and certifications in this Section.

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SECTION 5.15.    ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, THE AGREEMENT OR THE OTHER LOAN DOCUMENTS AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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Executed as of the date first written above.

BORROWER:

INSPERITY, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

AGENT:

ZB, N.A. dba AMEGY BANK, as Agent

By: /s/ Cody Biller
Cody Biller
Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

LENDERS:

ZB, N.A. dba AMEGY BANK

By: /s/ Ryan K. Hightower
Ryan K. Hightower
Senior Vice President

BANK OF AMERICA, N.A.

By: /s/ Juan Trejo
Juan Trejo
Vice President

WOODFOREST NATIONAL BANK

By: /s/ John Ellis
John Ellis
Senior Vice President

BRANCH BANKING & TRUST COMPANY

By: /s/ Matt McCain
Matt McCain
Senior Vice President

Address for Notices:
Three Allen Center
333 Clay Street, Suite 3800
Houston, Texas 77002
Telephone No.: 713-797-2147
Email: Mmccain@BBandT.com

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

Each of the undersigned Guarantors hereby consents and agrees to this Amendment and agrees that the Guaranty Agreement executed by such Guarantor shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and shall evidence such Guarantor's guaranty of the Notes, as renewed, extended and increased from time to time, including, without limitation, the renewal and increase, as applicable, of the indebtedness evidenced by the Notes executed in connection with this Amendment.

INSPERITY HOLDINGS, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY RETIREMENT SERVICES, L.P.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY BUSINESS SERVICES, L.P.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

INSPERITY SERVICES, L.P.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING II, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY GP, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY SUPPORT SERVICES, L.P.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

INSPERITY ENTERPRISES, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

ADMINISTAFF COMPANIES, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING III, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY PEO SERVICES, L.P.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

INSPERITY INSURANCE SERVICES, L.L.C.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY EXPENSE MANAGEMENT, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY EMPLOYMENT SCREENING, L.L.C.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY PAYROLL SERVICES, L.L.C.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

LIST OF ANNEXES

Annex            Document

A            Annex "I" (Commitments)

B            Form of Revolving Note

C            Form of Swing Note

D            Form of Revolving Advance Request Form

E            Form of No Default Certificate

ANNEX "A"

Annex I

COMMITMENTS

March 14, 2016

Name of Lender	Percentage Share as of March 14, 2016	Commitment Amounts as of March 14, 2016
1. ZB, N.A. dba Amegy Bank	30.0%	$60,000,000.00
2. Bank of America, N.A.	30.0%	$60,000,000.00
3. Woodforest National Bank	22.5%	$45,000,000.00
4. Branch Banking & Trust Company	17.5%	$35,000,000.00
Total	100%	$200,000,000.00